Exhibit 99.1

                 VANTAGEMED ANNOUNCES THIRD QUARTER 2005 RESULTS

RANCHO CORDOVA, Calif.--November 10, 2005--VantageMed Corporation (OTCBB:
VMDC.OB) today announced financial results for the third quarter and nine months ended September 30, 2005. Total revenues for the quarter ended September 30, 2005 were $3.6 million, down 6.3%, or $245,000, from the prior quarter and down 38.4%, or $2.3 million, from the year ago quarter ended September 30, 2004. Total revenues for the nine months ended September 30, 2005 were $11.8 million, down 30.6%, or $5.2 million, from the nine months ended September 30, 2004.

The Company stated that the decrease in revenues is partially a reflection of its completed strategy to discontinue support of legacy technology products and consolidate its practice management customers onto a core set of newer technology products. Revenue from discontinued legacy products was $213,000 in the third quarter of 2005, down from $1.3 million in the year ago quarter. Revenues from the RidgeMark product line, the replacement product line for the legacy products, were $1.1 million in the third quarter of 2005, down from $2.3 million in the year ago quarter, as the migration process concluded and order activity decreased significantly. Due to these decreases in revenues the Company reduced spending on the resources once committed to the support of discontinued legacy products and the migration process and shifted its sales and marketing focus to its other product lines. Company staffing levels were reduced from 174 at March 31, 2005 to 163 at June 30, 2005 and to 134 at September 30, 2005.

VantageMed reported a net loss of ($1.1) million, or ($0.08) per share, in the third quarter of 2005, compared to a loss of ($1.7) million, or ($0.12) per share, for the prior quarter and compared to a net loss of ($301,000), or ($0.04) per share, for the year ago quarter. Net loss for the nine months ended September 30, 2005 was ($4.0) million, or ($0.29) per share compared to a net loss of net loss of ($1.0) million, or ($0.12) per share, for the nine months ended September 30, 2004. As of September 30, 2005, the Company had cash and short term investments totaling $1.1 million.

MANAGEMENT COMMENTARY

Steve Curd, VantageMed's CEO, commented, "We are focused on bringing our costs in line with revenues and expect to significantly reduce our cash flow losses during this process. The release of our Medical Helper product as well as upgrade releases to our RidgeMark, ChartKeeper and Northern Health products were key accomplishments for us this quarter, as was our focus on customer satisfaction. I believe that the aggressive actions taken during the course of this year have moved us toward our goal: to exit 2005 positioned to be profitable and entering 2006 as a stronger company."

CONFERENCE CALL

VantageMed will be hosting a conference call to discuss financial results today, November 10, 2005 at 5:00 P.M. Eastern Time. The call will be broadcast live over the Internet and can be accessed at http://phx.corporate-ir.net/playerlink.zhtml?c=76749&s=wm&e=1160718 or on the Company's investor relations page located at www.vantagemed.com. To participate in the call, please dial 1-800-946-0705 five to ten minutes prior to the scheduled conference call time. A replay of the call will be available on the Company's website for 30 days.

ABOUT VANTAGEMED

VantageMed is a trusted provider of healthcare software products and services to more than 18,000 physician, anesthesiologist and behavioral health providers nationwide. These providers use VantageMed's core products including ChartKeeper Computerized Medical Records software as well as RidgeMark, Northern Health Anesthesia and our Helper family of Practice Management products which are all supported by SecureConnect electronic transaction services. VantageMed is dedicated to providing these cost effective, easy to use solutions that empower healthcare providers and their staff with the tools and data they need to improve productivity and reimbursements. For more information about VantageMed or our products, please call 877-879-8633, or visit the company's Website at www.vantagemed.com.

This press release may be deemed to contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements are made as of today's date and we do not undertake any obligation to update forward-looking statements. You can identify such statements by our use of such words as "should", "expect," "will," "intends," and similar words and phrases which denote future events and which may depend on the future performance of the Company. Our assumptions underlying these statements are also "forward-looking" statements. Forward-looking statements are based on information and assumptions that are dynamic in nature and subject to rapid and sometimes abrupt changes. Our forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the statements. These risks and uncertainties include risks related to our ability to successfully develop, sell and support our products, our ability to attract and retain new and existing customers, our ability to increase revenues, control our expenses and improve the rate at which we have utilized cash. Our forward-looking statements are also subject to important risks and uncertainties detailed in our latest reports filed with the SEC and available on its website at www.sec.gov.

INVESTOR RELATIONS CONTACT:
VantageMed Corporation
Liesel Loesch
(877) TRY-VMED, ext. 4833
investor@vantagemed.com

MEDIA CONTACT:
VantageMed Corporation
Jennifer Morgano
(877) TRY-VMED, ext. 4851
media@vantagemed.com

                             VANTAGEMED CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                            THREE MONTHS ENDED            NINE MONTHS ENDED
                                                     --------------------------------    --------------------
                                                     SEPT 30      JUN 30     SEPT 30     SEPT 30     SEPT 30
                                                       2005        2005        2004        2005        2004
                                                     --------    --------    --------    --------    --------
Revenues:
  Software and systems ...........................   $    707    $    789    $  1,673    $  2,453    $  4,537
  Customer support ...............................      1,910       2,040       2,959       6,258       8,919
  Electronic services ............................        999       1,032       1,237       3,120       3,603
                                                     --------    --------    --------    --------    --------
       Total revenues ............................      3,616       3,861       5,869      11,831      17,059
                                                     --------    --------    --------    --------    --------

Cost of revenues:
  Software and systems ...........................        268         292         865         908       2,229
  Customer support ...............................      1,299       1,728       1,857       4,772       5,518
  Electronic services ............................        643         681         698       2,071       2,022
                                                     --------    --------    --------    --------    --------
       Total cost of revenues ....................      2,210       2,701       3,420       7,751       9,769
                                                     --------    --------    --------    --------    --------

  Total gross margin .............................      1,406       1,160       2,449       4,080       7,290

Operating expenses:
  Selling, general and administrative ............      1,775       2,058       2,039       5,871       6,089
  Product development ............................        542         635         618       1,766       2,011
  Depreciation and amortization ..................         61          61         112         189         366
  Stock-based compensation .......................         88          76          30         249          64
  Gain on sale of DentalMate business ............          -           -         (50)          -         (50)
  Restructuring, impairment and other ............          -           -           -         (13)       (147)
  Total operating costs and expenses .............      2,466       2,830       2,749       8,062       8,333
                                                     --------    --------    --------    --------    --------
Loss from operations .............................     (1,060)     (1,670)       (300)     (3,982)     (1,043)
Interest and other income (expense):
  Interest income ................................         12          24           9          52          35
  Interest and other expense .....................        (14)        (21)        (10)        (47)        (27)
                                                     --------    --------    --------    --------    --------
  Total interest and other income (expense), net..         (2)          3          (1)          5           8
                                                     --------    --------    --------    --------    --------
       Net income (loss) .........................   $ (1,062)   $ (1,667)   $   (301)   $ (3,977)   $ (1,035)
                                                     ========    ========    ========    ========    ========
Basic and diluted net income (loss) per share ....   $  (0.08)   $  (0.12)   $  (0.04)   $  (0.29)   $  (0.12)
                                                     --------    --------    --------    --------    --------
Weighted-average shares-basic and diluted ........     14,077      13,505       8,252      13,913       8,292
                                                     --------    --------    --------    --------    --------

                             VANTAGEMED CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)
                                   (Unaudited)

                                                                                           NINE MONTHS ENDED
                                                                                               JUNE 30,
                                                                                    ------------------------------
                                                                                         2005             2004
                                                                                    -------------    -------------
Cash flows from operating activities:
  Net loss ......................................................................   $      (3,977)   $      (1,035)
    Adjustments to reconcile net loss to net cash used for operating activities -
      Gain on sale of DentalMate business .......................................               -              (50)
      Depreciation and amortization .............................................             188              366
      Bad debt expense ..........................................................             196              218
      Stock-based compensation ..................................................             249               64
  Changes in assets and liabilities -
       Accounts receivable ......................................................             429             (194)
       Inventories ..............................................................              (7)             163
       Prepaid expenses and other ...............................................             267              205
       Accounts payable and accrued liabilities .................................            (907)            (486)
       Customer deposits and deferred revenue ...................................            (640)             120
                                                                                    -------------    -------------
  Net cash used for operating activities ........................................          (4,202)            (629)
                                                                                    -------------    -------------
Cash flows from investing activities:
  Purchases of property and equipment ...........................................             (48)            (116)
  Proceeds from sale of investments .............................................           3,675              751
  Purchase of investments .......................................................          (4,000)               -
  Cash proceeds from DentalMate sale ............................................               -               50
                                                                                    -------------    -------------
  Net cash provided by (used for) investing activities ..........................            (373)             685
                                                                                    -------------    -------------
Cash flows from financing activities:
   Principal payments on long-term debt .........................................            (396)            (437)
   Proceeds from sale of stock and warrants, net ................................           4,576                -
   Proceeds from stock option exercises .........................................             215               17
                                                                                    -------------    -------------
   Net cash used for financing activities .......................................           4,395             (420)
                                                                                    -------------    -------------
   Net increase (decrease) in cash and cash equivalents .........................            (180)            (364)
Cash and cash equivalents, beginning of period ..................................             946            1,585
                                                                                    -------------    -------------
Cash and cash equivalents, end of period ........................................   $         766    $       1,221
                                                                                    =============    =============

                             VANTAGEMED CORPORATION
                           CONSOLIDATED BALANCE SHEETS
               (In Thousands, Except Share And Per Share Amounts)

                                                                                    SEPTEMBER 30,    DECEMBER 31,
                                                                                         2005             2004
                                                                                    -------------    -------------
                                                                                     (Unaudited)
                                     ASSETS
Current assets:
  Cash and cash equivalents .....................................................   $         766    $         946
  Short-term investments ........................................................             325                -
  Accounts receivable, net of allowance of $332 and $413, respectively ..........           1,136            1,761
  Inventories, net of reserve of $83 and $21, respectively ......................             123              116
  Prepaid expenses and other ....................................................             287              396
                                                                                    -------------    -------------
      Total current assets ......................................................           2,637            3,219
Property and equipment, net .....................................................             263              333
Other assets ....................................................................               -                6
Intangibles, net ................................................................             380              392
                                                                                    -------------    -------------
      Total assets ..............................................................   $       3,280    $       3,950
                                                                                    =============    =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Current portion of long-term debt .............................................   $         145    $         375
  Accounts payable ..............................................................           1,607            1,754
  Accrued liabilities ...........................................................           1,371            2,071
  Customer deposits and deferred revenue ........................................           3,279            3,919
                                                                                    -------------    -------------
      Total current liabilities .................................................           6,402            8,119
Long-term portion of restructuring reserve, net of current portion ..............              33               93
Long-term debt, net of current portion ..........................................              44                -
                                                                                    -------------    -------------
      Total liabilities .........................................................           6,479            8,212
                                                                                    -------------    -------------

Stockholders' deficit:
  Preferred Stock, $0.001 par value, 5,000,000 shares authorized; no shares
  issued or outstanding .........................................................               -                -
  Common stock, $0.001 par value, 40,000,000 shares authorized and 14,224,178 shares outstanding at September 30, 2005; 20,000,000 shares authorized and
  8,279,323 shares issued and outstanding at December 31, 2004 ..................              14                8
  Additional paid-in capital ....................................................          77,659           72,625
  Accumulated deficit ...........................................................         (80,872)         (76,895)
                                                                                    -------------    -------------
      Total stockholders' deficit ...............................................          (3,199)          (4,262)
                                                                                    -------------    -------------
      Total liabilities and stockholders' deficit ...............................   $       3,280    $       3,950
                                                                                    =============    =============